As filed with the Securities and Exchange Commission on November 17, 1995 1933 Act File No. 33-64113
 1940 Act File No. 811-07419
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________
FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  Pre-Effective Amendment No. 1
  Post-Effective Amendment No. __
  AND
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
  Amendment No. 1
FIDELITY REAL ESTATE HIGH INCOME FUND III, INC.
Exact Name of Registrant as Specified in Charter
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS  02109
Address of Principal Executive Offices (Number, Street, City, State, Zip
Code)
1-800-________
Registrant's Telephone Number, including Area Code
____________________
ARTHUR S. LORING, ESQUIRE
FIDELITY REAL ESTATE HIGH INCOME FUND III, INC.
82 DEVONSHIRE STREET (F5C)
BOSTON, MASSACHUSETTS  02109
Name and Address (Number, Street, City, State, Zip Code) of Agent for
Service
WITH A COPY TO:
STUART E. FROSS, ESQUIRE
FIDELITY MANAGEMENT & RESEARCH COMPANY
82 DEVONSHIRE STREET (F5H)
BOSTON, MASSACHUSETTS  02109
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
____________________
If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
____________________
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being    Amount Being     Proposed Maximum    Proposed Maximum            Amount of
Registered                   Registered       Offering Price      Aggregate Offering Price    Registration Fee (2)
                                              Per Share (1)       (1)

Shares: $.001 par value      200,000 shares   $10.00              $2,000,000                  $1,690


(1)  Estimated solely for purposes of calculating the registration fee.
(2)  Includes $1,000 registration fee under the Investment Company Act of
1940.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

FIDELITY REAL ESTATE HIGH INCOME FUND  III, INC.
CROSS REFERENCE SHEET
PURSUANT TO RULE 495(A)
 ITEM NUMBER OF FORM N-2
  PART A     LOCATION OR HEADING IN PROSPECTUS
 1. Outside Front Cover   Outside Front Cover Page
 2. Inside Front and Outside
  Back Cover Page   Inside Front Cover Page; Outside Back Cover Page
 3. Fee Table and Synopsis   Fund Expenses
 4. Financial Highlights   Not applicable
 5. Plan of Distribution   How to Purchase Shares of the Fund
 6. Selling Shareholders   Not applicable
 7. Use of Proceeds    Use of Proceeds; Investment Principles and Risks
 8. General Description of the Registrant Cover Page; The Fund; Investment Principles and Risks; Description of Capital Stock
 9. Management    The Fund; Management of the Fund
 10. Capital Stock, Long-Term Debt
    and Other Securities   Description of Capital Stock; Dividends and
Distributions; Liquidation of the Fund
 11. Defaults and Arrears on Senior
    Securities    Not applicable
 12. Legal Proceedings   Not applicable
 13. Table of Contents of the Statement
    of Additional Information Table of Contents of the Statement of Additional Information

 PART B       LOCATION OR HEADING IN SAI
 14. Cover Page  Cover Page
 15. Table of Contents  Cover Page
 16. General Information and History  Not Applicable
 17. Investment Objective and Policies  Investment Policies and
Limitations; Fund Maturity and Turnover
 18. Management  Directors and Officers
 19. Control Persons and Principal Holders of Securities Directors and Officers
 20. Investment Advisory and Other Services FMR; Management Contract; Description of the Fund
 21. Brokerage Allocation and Other Practices Contracts with Companies Affiliated with FMR; Fund Transactions
 22. Tax Status  Taxation
 23. Financial Statements  Financial Statements

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell nor the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
PROSPECTUS
SUBJECT TO COMPLETION, DATED NOVEMBER 17, 1995
FIDELITY REAL ESTATE HIGH INCOME FUND III, INC.
200,000 SHARES OF COMMON STOCK
________________
 The Fidelity Real Estate High Income Fund III, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek high current income by investing primarily in commercial mortgage-backed securities. The Fund's investment adviser is Fidelity Management & Research Company ("FMR"). Shares of the Fund's common stock, $.001 par value per share ("Shares"), are offered to banks and trust institutions that invest for their own accounts or for accounts of their customers, retirement plan sponsors and similar institutional investors. The Fund may invest without limitation in lower-quality debt securities, sometimes referred to as "junk bonds." These securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal. INVESTMENT IN THE FUND ENTAILS SUBSTANTIAL RISKS AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.
 The Fund is offering its Shares through Fidelity Distributors Corporation ("FDC"). There is no initial sales charge on purchases of Shares. The minimum initial investment is $5,000,000. See "How to Purchase Shares of the Fund." The Fund has registered 200,000 Shares for sale under the Registration Statement to which this Prospectus relates. The Fund expects to incur approximately $45,000 in expenses in connection with the offering of the Shares. A portion of such expenses will be charged as operating expenses during the first fiscal period and the remainder will be amortized over a period of not more than 48 months.
 The Fund does not intend to list the Shares on any national securities exchange, and neither the Fund, FMR nor FDC intends to make a secondary market in the Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Shares. An investment in the Shares should be considered illiquid. The Fund expects to liquidate on the fourth anniversary following the commencement of operations, and the Board of Directors of the Fund may authorize the Fund to make liquidating distributions after three years of operations.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                PRICE TO PUBLIC   SALES LOAD    ESTIMATED
                                                                                PROCEEDS
                                                                                TO FUND (1)

Per Share .................................     $----             None          $----

Total........................................   $----             None          $----


 (1) Before deduction of offering expenses incurred by the Fund, estimated at $45,000. Assumes all shares are sold at the Offering Price.
 This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Prospective investors should carefully review the information set forth in this Prospectus and should retain this Prospectus for future reference. A Statement of Additional Information ("SAI") dated ___________ ___, 1995 has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-617-563-6414. A table of contents to the Statement of Additional Information is located at page __ of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information.
_______________________________
THE DATE OF THIS PROSPECTUS IS _______, 1995.

TABLE OF CONTENTS
FUND EXPENSES 1
THE FUND 1
USE OF PROCEEDS 2
MANAGEMENT OF THE FUND 2
 Board of Directors 2
 FMR and Its Affiliates 2
 Management Fee 3
INVESTMENT PRINCIPLES AND RISKS 3
 Securities and Investment Practices 4
 Mortgage-Backed Securities 4
 Commercial Mortgage-Backed Securities 5
 Residential Mortgage-Backed Securities 6
 Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities 6
 Collateralized Mortgage Obligations and Multi-Class Pass-Through
Securities 6
 Stripped Mortgage-Backed Securities 6
 Equity Securities 7
 Debt Securities 7
 Lower Rated and Non-Rated Lower Quality Debt Securities 7
 Real Estate Investment Trusts 8
 U.S. Government Securities 8
 Money Market Instruments 8
 Adjusting Investment Exposure 8
 Direct Debt 8
 When-Issued and Delayed-Delivery Transactions 8
 Repurchase Agreements 9
 Illiquid and Restricted Securities 9
 Other Instruments 9
 Diversification 9
 Borrowing 9
 Lending 9
 Fundamental Investment Policies and Restrictions 9
HOW TO PURCHASE SHARES OF THE FUND 10
LIQUIDATION OF THE FUND 10
TAXATION 10
DESCRIPTION OF CAPITAL STOCK 11
DETERMINATION OF NET ASSET VALUE 11
DIVIDENDS AND DISTRIBUTIONS 11
REPORTS TO SHAREHOLDERS 11
CERTAIN LEGAL MATTERS 12
INVESTMENT POLICIES AND LIMITATIONS B-2
UNTIL                                        , 1995, ALL DEALERS EFFECTING
TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

FUND EXPENSES
 The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.
 Shareholder Transaction Expenses
  Sales Load (as a percentage of offering price)  None
  Dividend Reinvestment Plan Fees  None
 Annual Operating Expenses (as a percentage of net assets attributable to Common Shares)
  Management Fees  ___%
  Other Expenses  ___%
     Total Annual Fund Operating Expenses  ___%
EXAMPLE:
 An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:
 One Year Three Years Five Years Ten Years
 This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Expenses remain the same in the years shown except, as to the Three, Five and Ten Year periods, for the completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC"); the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. This Example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.
THE FUND
 Fidelity Real Estate High Income Fund III, Inc. (the "Fund") is a non-diversified, closed-end management investment company which was organized as a Maryland corporation on August , 1995. The Fund is offering its Shares through Fidelity Distributors Corporation ("FDC"). The Fund's principal office is located at 82 Devonshire Street, Boston, Massachusetts 02109, and its telephone number is 1-800-___-____.
 The Fund does not intend to list the Shares for trading on any national securities exchange, and neither the Fund, FMR nor FDC intends to make a secondary trading market in the Shares. An investment in the Shares should be considered illiquid. On the fourth anniversary of the Fund's commencement of operations, the Fund will be liquidated and all Shares will be cancelled and redeemed at the current net asset value per share, unless the Board of Directors deems it advisable to commence the liquidation of the Fund by making liquidating distributions after the third anniversary following the Fund's commencement of operations. See "Liquidation of the Fund."
The Fund is designed for those who seek high current income, with some potential for capital growth, from a portfolio of lower-quality, high-yielding commercial mortgage-backed securities and other mortgage and real estate-related securities.
Shares of the Fund are offered to banks and trust institutions investing for their own accounts or for accounts of their customers; retirement plan sponsors; and similar institutional customers. The Fund's level of risk and potential reward depend on the quality and maturity of its investments and is closely tied to economic developments in the real estate industry. Since the Fund invests in commercial mortgage-backed securities and other mortgage and real estate-related securities, including lower-quality securities, the Fund has the potential for higher yields, and also carries a higher degree of risk than funds that invest in higher-quality portfolios. The Fund may be appropriate for aggressive institutional investors who understand the potential risks and rewards of investing in commercial mortgage-backed securities and other mortgage and real estate-related securities, including lower-quality securities and who are willing to accept the greater price movements and credit risks of these securities.
The value of the Fund's investments and the income it generates vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. Some of the Fund's investments may also be subject to maturity extensions or prepayments, which can lower or raise the Fund's returns, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the Fund does not constitute a balanced investment plan.
USE OF PROCEEDS
 The proceeds of the offering of Shares, net of organizational and offering expenses estimated to be $45,000, will be invested by the Fund in accordance with the Fund's investment objective and policies. It is anticipated that it may take up to eight months from the receipt of offering proceeds for the Fund to be fully invested in accordance with its objective and policies. During the interim period, the proceeds will be invested in U.S. Government securities (which include obligations of the United States Government and its agencies and instrumentalities) and high-quality, short-term money market instruments.
MANAGEMENT OF THE FUND

REAL ESTATE HIGH INCOME FUND III IS A FUND: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is currently a non-diversified fund, a closed-end management investment
company organized as a Maryland business corporation on August   , 1995.
BOARD OF DIRECTORS
 Management of the Fund, including general supervision of the duties performed by FMR, is the responsibility of the Fund's Board of Directors. THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS.
 These meetings may be called to elect or remove Directors, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The Fund employs various Fidelity companies to perform activities required for its operation.
The Fund is managed by FMR, which chooses the Fund's investments and handles its business affairs.
As of ________, 1995, FMR advised funds having approximately ___ million shareholder accounts with a total value of more than $___ billion.
Mark P. Snyderman is manager of Fidelity Real Estate High Income Fund III, Inc. He also manages Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II. He joined Fidelity in May of 1994 as an investment officer for commercial mortgage-backed securities. Previously, he was director and business head for Aldrich, Eastman & Waltch, a real estate investment advisory firm located in Boston, MA.
 Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
 FDC distributes and markets the Fund. Fidelity Investments Institutional Operations Company ("FIIOC") performs transfer agency servicing functions for the Fund.
 FMR Corp. is the ultimate parent company of FMR. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.
Under the Investment Company Act of 1940 (the "1940 Act"), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
 To carry out the Fund's transactions, FMR may use its broker-dealer affiliates, provided that the Fund receives services and commission rates comparable to those of other broker-dealers.
MANAGEMENT FEE
 The Fund pays a management fee to FMR for managing its investments and business affairs; FMR in turn may pay fees to affiliates who provide assistance with these services.
 The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the Fund's monthly average net assets.
 The group fee rate is base on the combined average net assets of the Fund and all the mutual funds advised by FMR. This rate cannot rise above .52%, and drops as total assets under management increase.
For __________, 1995, the group fee rate was .1507%. The individual fund fee rate is .60%. The total management fee rate will be approximately
 .75%.
 FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the Fund. Fidelity Service Co. calculates the Fund's net asset value ("NAV") and dividends for the Fund, maintains the Fund's general accounting records and administers the Fund's securities lending program. The Fund pays FIIOC a fee for these services.
 The Fund pays fees related to its daily operation. Expenses paid out of the Fund's assets are reflected in its per share net asset value or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
 FMR may, from time to time, agree to reimburse the Fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the Fund's expenses and enhance its performance.
INVESTMENT PRINCIPLES AND RISKS
The Fund seeks a high level of current income. The Fund will normally invest so that at least 65% of its total assets will be invested in lower-quality real estate debt securities, including commercial mortgage-backed securities and other mortgage and real estate-related securities. When consistent with its goal, the Fund may also consider the potential for capital gain.
The Fund's investments in real estate-related instruments generally are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, extended vacancies of properties and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to zoning and the environment. In addition, commercial mortgage-backed securities are subject to risks affecting the ability of mortgagors to meet their payment obligations, as well as the unique interest rate and payment priority characteristics of a particular investment. The market for commercial mortgage-backed securities is relatively new.
The Fund's yield and share price will change based on changes in interest rates, market conditions, and other political and economic news and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. FMR may use various investment techniques to hedge the Fund's risks, but there is no guarantee that these strategies will work as intended. It is important to note that the Fund is not guaranteed. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests the Fund's assets according to its investment strategy. The Fund also reserves the right to invest without limitation in investment-grade debt or investment-grade money market instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the Fund may invest, and strategies FMR may employ in pursuit of the Fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments are contained in the Fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive financial reports at least every six months detailing Fund holdings and describing recent investment activities.
Under normal market conditions, the Fund will be substantially fully invested in a portfolio of lower-quality, high yielding commercial mortgage-backed securities. The Fund may also invest in other real estate related securities, including residential mortgage-backed securities, collateralized mortgage obligations, regular interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, bank debt, real estate investment trusts, equity securities, corporate debt securities, U.S. Treasury and agency securities and a variety of money market instruments. The Fund may invest without limitation in lower-rated securities and non-rated securities of lower quality. Such securities are commonly referred to as "junk bonds" and have a greater risk of default of principal and interest.
In determining which commercial mortgage-backed securities the Fund will purchase, FMR will consider, among other factors, the following: characteristics of the underlying mortgage loans, including loan-to-value and debt service coverage ratios, loan seasoning and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, tenant occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and other credit enhancement features; and structural participants such as administrators and servicers.
In addition to examining the relative value of the investments, FMR may interact with rating agencies, review due diligence by underwriters and rating agencies, and confirm debt service coverage ratios and security cash flows. FMR will select investments that vary by underlying property types, geographic regions and industry exposure.
MORTGAGE-BACKED SECURITIES are a form of asset-backed security that are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. These interests may also include mortgage pass-through securities, regular interests in REMICs or other kinds of mortgage-backed securities. Mortgage-backed securities may be issued by the government or by private entities. These securities are subject to credit risks associated with the performance of the underlying mortgage properties. Factors such as changes in consumer spending habits, local economic and competitive conditions, tenant occupancy rates and regulatory or zoning restrictions, or the loss of a major tenant may adversely affect the economic viability of a mortgaged property. In addition, these securities are subject to prepayment risk, although commercial mortgages tend to have shorter maturities than residential mortgages as well as prepayment protection features. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. COMMERCIAL MORTGAGE-BACKED SECURITIES, which are expected to constitute all or substantially all of the Fund's assets, are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie commercial mortgage-backed securities often have certain distinct characteristics. Commercial mortgage loans are generally not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and the owners of the underlying real estate must generally obtain a new loan or sell the real estate to pay the remaining balance. Unlike most one to four family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination. Assets underlying commercial mortgage-backed securities may relate to only a few properties or to a single property.
Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored commercial mortgage-backed securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Fund may from time to time purchase commercial mortgage-backed securities directly from issuers in privately negotiated transactions or from a holder of such commercial mortgage-backed securities in the secondary market. Commercial mortgage-backed securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities, which may include the Fund, take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, and over-collateralization.
By adjusting the priority of interest and principal payments on each class of a given commercial mortgage-backed security, issuers are able to issue senior-investment grade securities and lower-rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of commercial mortgage-backed securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of commercial mortgage-backed securities. Even within a class of subordinate securities, most commercial mortgage-backed securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and different levels of potential total return.
Subordinated classes of commercial mortgage-backed securities are structured to absorb any credit-related losses prior to the senior class. There are no limitations on the classes of commercial mortgage-backed securities in which the Fund may invest. Accordingly, in certain circumstances, because the Fund intends to invest in subordinated classes of securities, if the underlying mortgage loan is not paid in full, the Fund will recover proportionally less of its investment in a commercial mortgage-backed security than the holders of more senior classes of the same commercial mortgage-backed security.
The rating assigned to a given issue and class of commercial mortgage-backed securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any commercial mortgage-backed security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the loan-to-value and debt service coverage ratios. Loan-to-value ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the commercial mortgage-backed security in the event of default.
RESIDENTIAL MORTGAGE-BACKED SECURITIES are mortgage-backed securities representing participation interests in pools of one to four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities were issued by governmental agencies such as the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Government National Mortgage Association ("GNMA"). The Fund may invest in mortgage securities issued by non-governmental agencies as well as governmental agencies. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Similar to commercial mortgage-backed securities, residential mortgage-backed securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. The Fund does not currently intend to invest in residential mortgage-backed securities, but may do so if suitable commercial mortgage-backed securities are not available. If purchased, these residential mortgage-backed are expected to have similar credit and cash flow characteristics as those of the commercial mortgage-backed securities that the Fund expects to purchase.
Although one to four family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, residential mortgage-backed securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.
MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES include securities issued by GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value.
COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "mortgage assets"). Multi-class pass-through securities are equity interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the mortgage assets, and any reinvestment income thereon, provide the Funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The Fund will not invest in residual interests in REMICs.
STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders ("interest-only securities" or "IOs") and all or a substantial portion of the principal payments go to a second class of holders ("principal-only securities" or "POs"). These securities are commonly referred to as stripped mortgage-backed securities or SMBS. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and such rate may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
EQUITY SECURITIES. Equity Securities may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
LOWER-RATED AND NON-RATED LOWER-QUALITY DEBT SECURITIES. The mortgage-backed securities in which the Fund will invest are expected to be lower-rated (i.e., have a credit quality below investment grade) or non-rated subordinated classes of equivalent quality. Investments in such lower-rated securities or non-rated securities of lower credit quality are subject to special risks, including a greater risk of loss of principal and non-payment of interest.
Generally, lower-rated or non-rated securities of lower credit quality offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-rated securities and non-rated securities of lower quality will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares. While the market values of lower-rated securities and non-rated securities of lower quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher-rated securities. In addition, lower-rated securities and non-rated securities of lower quality generally present a higher degree of credit risk. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its Fund holdings.
Securities which are rated BB by Standard & Poor's Corporation (S&P), and Ba by Moody's Investors Service, Inc. (Moody's) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are of poor standing. Those issues may be in default or present elements of danger with respect to principal or interest payments. Securities rated C by Moody's, D by S&P, or the equivalent by another nationally recognized statistical rating organization are the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. See the Appendix for a general description of bond ratings.
In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as initial criteria for the selection of securities, but the Fund also will rely upon the independent advice of FMR to evaluate potential investments.
The lower-rated securities in which the Fund will invest typically will be subject to restrictions against transfer to the general public. Accordingly, these securities are ordinarily traded only among institutions.
At times a major portion of an issue of lower-rated securities or non-rated securities of lower quality may be held by relatively few institutional purchasers. These securities may be less liquid than higher-quality debt securities, or in fact may be illiquid. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when FMR believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV.
REAL ESTATE INVESTMENT TRUSTS are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly and the value of, and income earned, by the trust depends upon the income of the underlying properties and the rental income they earn.
Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development, or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by real estate investment trusts are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by FNMA are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
MONEY MARKET INSTRUMENTS are high-quality instruments that present minimal credit risk. They may include U.S. Government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates. ADJUSTING INVESTMENT EXPOSURE. The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. FMR can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.
REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Directors, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the Fund.
RESTRICTIONS: The Fund may not purchase a security if, as a result, more than 45% of its net assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include convertible securities and preferred stocks. DIVERSIFICATION. Diversifying a Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Since the Fund is not diversified, it may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The Fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the Fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. The Fund may not invest more than 25% of its total assets in any one industry, except for, under normal market conditions, securities and instruments backed by real estate and real estate mortgages, including interests in real estate investment trusts and securities of companies engaged in the real-estate business. These limitations do not apply to U.S. Government securities.
BORROWING. The Fund may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
LENDING. Lending securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the Fund's securities. The Fund may also lend money to issuers in connection with certain direct debt transactions.
RESTRICTIONS: Loans, in the aggregate, may not exceed 33% of the Fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental. All policies stated throughout this Prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.
The Fund seeks a high level of current income by investing primarily in commercial mortgage-backed securities. The Fund may not invest more than 25% of its total assets in any one industry, except that it will, under normal market conditions, invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real-estate business, including interests in real estate investment trusts. The Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of the Fund's total assets. Loans, in the aggregate, may not exceed 33% of the Fund's total assets.
HOW TO PURCHASE SHARES OF THE FUND
 The Fund is offering 200,000 Shares for sale. Pursuant to a Distribution Agreement, the Fund is offering its Shares through its agent FDC, 82 Devonshire Street, Boston, MA 02109, without a sales charge. FDC is not obligated to sell any particular number of Shares and is offering the Shares on a best efforts basis.
The Fund does not intend to list its Shares on any national securities exchange and there is not expected to be a secondary market in Shares. There is no initial sales charge on purchases of Shares. The minimum initial investment is $5,000,000. However, current or former Directors or officers of the Fund or current or retired officers, directors, or regular employees of FMR Corp. or its subsidiaries (a Fidelity director or employee), the spouse of a Fidelity director or employee, a Fidelity director or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity director or employee will be permitted to make an investment in the Fund of $5,000 or more.
LIQUIDATION OF THE FUND
 Recognizing the likelihood that a secondary market for the Shares will not exist, it is presently contemplated that the Fund will sell all of its assets and, prior to the fourth anniversary following the commencement of operations (the "Anticipated Liquidation Date"), distribute the proceeds thereof to Shareholders. The Board of Directors in its sole discretion may adopt a plan providing for one or more liquidating distributions of the Fund's assets at any time after the third anniversary of the Fund's commencement of operations, and, if the Board of Directors determines that it is in the best interest of shareholders to do so, it may extend the period of time required to complete the liquidation of the Fund for a period of up to 90 days following the Anticipated Liquidation Date.
Amounts received by a shareholder in a distribution pursuant to a plan of complete liquidation of the Fund will be treated as if received in exchange for the shareholder's stock. See "Taxation, Disposition of Shares." The Fund will pay all costs and expenses associated with its complete liquidation.
TAXATION
 QUALIFICATIONS AS A "RIC." The Fund intends to qualify as a "regulated investment company" for federal tax purposes, and as such, will not be subject to federal taxation. There are tax requirements that all funds must follow in order to qualify as a "RIC." In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.
 TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable whether or not reinvested. Distributions declared in December and paid in January are taxable as if they were paid on December 31.
 For federal income tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.
 Every January, FIIOC will send to each shareholder a statement showing the taxable distributions paid to the shareholder in the previous year.
   TREATMENT OF FEES AND EXPENSES BY CERTAIN TAXABLE SHAREHOLDERS. Certain shareholders of the Fund that are not tax-exempt organizations may be required to include in taxable income, in addition to actual distributions by the Fund, a deemed dividend equal to their pro rata shares of certain Fund expenses. Although these shareholders also will be entitled to claim a corresponding deduction of an equal dollar amount, this deduction will be treated as a "miscellaneous itemized deduction." Miscellaneous itemized deductions are deductible only to the extent that all such deductions (including those unrelated to owning shares of the Fund) exceed two percent of a shareholder's adjusted gross income. In addition, in the case of individuals, otherwise allowable itemized deductions will be reduced, but not by more than eighty percent, by an amount equal to three percent of the individual's adjusted gross income over a statutorily defined threshold.
 DISPOSITION OF SHARES. In general, for federal income tax purposes, any gain or loss realized upon a taxable disposition of Shares of the Fund held by a shareholder as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated by shareholders as long-term capital gains with respect to such Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other Shares of the Fund are purchased within 30 days before or after such disposition.
 TAX EXEMPT ORGANIZATIONS. Investors that are exempt from federal income taxation, such as pension plans and endowments, will generally not be subject to federal income taxation, including unrelated business income tax, with respect to investments in the Fund. However, a tax-exempt investor could become subject to unrelated business income tax under the debt-financed income rules if the investor were to incur any indebtedness with respect to an investment in the Fund.
DESCRIPTION OF CAPITAL STOCK
 The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, par value $.001 per share. Shares have no preemptive, conversion or redemption rights and are freely transferable. The description herein of the Fund's capital structure relates to its capital structure at the date hereof.
 The Fund is not required to hold annual meetings of shareholders. The Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Directors, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share you own. In addition to formal business meetings, the Fund may periodically invite shareholders to participate in periodic informational meetings. DETERMINATION OF NET ASSET VALUE
 The Fund's NAV is determined as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time on the last business day of each week. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
 Securities and other assets for which market quotations are readily available are valued at market values determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities normally are traded. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair market value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.
 Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. There are a number of pricing services available, and the Directors, or officers acting on behalf of the Directors, on the basis of ongoing evaluation of these pricing services, may use other pricing services or may discontinue the use of any pricing service in whole or in part.
DIVIDENDS AND DISTRIBUTIONS
 The Fund distributes to shareholders substantially all of its net investment income in cash monthly and will periodically make cash distributions of its net capital gains. A shareholder will realize capital gains and income for tax purposes on all dividends and distributions.
The Fund will not offer a dividend reinvestment program.
REPORTS TO SHAREHOLDERS
 The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.
CERTAIN LEGAL MATTERS
 Certain legal matters with respect to the Offer will be passed upon for the Fund by Kirkpatrick & Lockhart, LLP, Washington, DC. Kirkpatrick & Lockhart, LLP, will rely as to matters of Maryland law upon the legal opinion of Piper & Marbury, Baltimore, Maryland.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional InformaTIon does not constitute a prospectus.
SUBJECT TO COMPLETION, DATED NOVEMBER 17, 1995
FIDELITY REAL ESTATE HIGH INCOME FUND III, INC.

STATEMENT OF ADDITIONAL INFORMATION

____________________, 1995


 This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectus (dated ___________, 1995) of the Fidelity Real Estate High Income Fund III, Inc. (the "Fund"). Please retain this document for future reference. To obtain additional copies of the Prospectus or this SAI without charge, please call Fidelity Distributors Corporation ("FDC") at 1-617-563-6414.
TABLE OF CONTENTS PAGE
INVESTMENT POLICIES AND LIMITATIONS B-2
FUND TRANSACTIONS B-15
PERFORMANCE B-17
DISTRIBUTIONS AND TAXES B-18
FMR  B-18
DIRECTORS AND OFFICERS B-18
MANAGEMENT CONTRACT B-19
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR B-21
DESCRIPTION OF THE FUND B-21
   QUESTIONS AND ANSWERS B-23
APPENDIX A B-A-1
INVESTMENT ADVISER
Fidelity Management & Research Company ("FMR")
DISTRIBUTOR
Fidelity Distributors Corporation ("FDC")
TRANSFER AGENT
Fidelity Investment Institutional Operations Company ("FIIOC")
CUSTODIAN
The Bank of New York

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.
The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that, under normal market conditions, the Fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) To meet federal tax requirements for qualification as a "regulated investment company" the Fund limits its investments so that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes. With respect to 75% of its total assets, the fund does not currently intend to purchase more than 10% of the outstanding voting securities of any issuer.
(ii) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Fund's total assets.
(v) The Fund does not currently intend to purchase any security if, as a result, more than 45% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation
(v) would exceed 45% of the Fund's assets.
(vii) The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the Fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or mortgage-related securities or direct mortgage investments; or to repurchase agreements.)
(viii) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary brokers commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page
__.
MORTGAGE-BACKED SECURITIES
As discussed in the Prospectus, the mortgage-backed securities purchased by the Fund evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC and by private issuers, such as depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
 GNMA CERTIFICATES. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans" Administration under the Servicemen"s Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.
 The GNMA certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans;
(iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily protects; (vii) fixed rate mortgage loans as to which escrowed Funds are used to reduce the borrower"s monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);
(viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units.
 FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans form many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
 Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rates, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.
 Each FNMA certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

 FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage securities, primarily FHLMC certificates.
 FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.
 FHLMC certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificate will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four- family residential properties or multifamily projects. Each mortgage loan must meet the applicable standard set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.
 COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").
 In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.
 The Fund also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
 The Fund may invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.
TYPES OF CREDIT ENHANCEMENT
 Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default insures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.
 Examples of credit support arising out of the structure of the transaction include "senior-subordinate securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); creation of "reserve Funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and "overcollateralization" (where the scheduled payments on, or the principal amount of the underlying assets exceeds that requiem to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.
U.S. GOVERNMENT SECURITIES.
 U.S. Government securities include:
 (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.
 (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.
 (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality may borrow from the U.S. Treasury to meet its obligations. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the FNMA, FHLMC and the U.S. Postal Service.
 (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.
 Neither the value nor the yield of the shares of the Fund or of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation, as a result of changes in interest rates, than debt securities with shorter maturities.
OTHER INVESTMENT POLICIES
AFFILIATED BANK TRANSACTIONS. The Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term secured borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission ("SEC"), the Board of Directors has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS. The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.
The Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon resale price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any type of security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by FMR. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.
LENDING. The Fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc.
(FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Directors, FMR determines the liquidity of the Fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, FMR may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).
Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 45% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the Fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.
LOWER-QUALITY DEBT SECURITIES. While the market for high-yield, lower-quality corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992,1993 and 1994.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest, dividend or debt service coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. FOREIGN INVESTMENTS. Investing in securities issued by companies or other issuers whose principal activities are outside the United States may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers' financial condition and operations, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.
Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries.
The Fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
The Fund may invest in American Depository Receipts and European Depository Receipts (ADRs and EDRs), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.
FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities it may purchase.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see fundamental limitation
4). For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that the fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation, and it is possible that the fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the fund and the risk of actual liability, if the fund is involved in litigation. No guarantee can be made, however, that litigation against the fund will not be undertaken or liabilities incurred.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission
(CFTC) and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and options premiums.
In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 50% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets; or (d) write call options on securities if, as a result, the aggregate value of the securities underlying the calls would exceed 25% of the Fund's net assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The Fund's limitations on investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.
FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, they agree to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to their needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual Funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
FUND TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the Fund's management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Generally, commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.
The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to FMR in rendering investment management services to the Fund or its other clients, and, conversely, such research provided by brokers-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the Fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the Fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with FBSI and Fidelity Brokerage Services, Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Directors has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules. The Fund's Directors periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.
The Fund's portfolio turnover rate is expected to be 50% (annualized) in the first fiscal period ending December 31, 1995.
From time to time the Directors will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Directors intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Fund to seek such recapture.
Although the Directors and officers of the Fund are substantially the same as those of other funds managed by FMR, investment decisions for the Fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for the Fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Directors that the desirability of retaining FMR as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
PERFORMANCE
 The Fund may quote its performance in various ways. All performance information supplied by the Fund's advertising is historical and is not intended to indicate future returns. The Fund's share price, yield, and total return fluctuate in response to market conditions and other factors.

 YIELD CALCULATIONS. Yield for the Fund is computed by dividing the Fund's interest income for a given 30-day or one month period, net of expenses, by the average number of Shares entitled to receive dividends during the period, dividing this figure by the Fund's net asset value per share ("NAV") at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount of the daily income. Income is adjusted to reflect gains and losses from principal repayments received by the Fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.
 Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid, or the income reported in the Fund's financial statements.
 Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
 Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its Shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
 TOTAL RETURN CALCULATIONS. Total returns reflect all aspects of the Fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.
 In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
DISTRIBUTIONS AND TAXES
 TAX STATUS OF THE FUND. The Fund intends to qualify as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis.

 DIVIDENDS. Because the Fund's income is primarily derived from interest, dividends from the Fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends received deduction. A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
 CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held for six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.
 OTHER TAX INFORMATION. The information above is only a summary of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on distributions received from the Fund. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
DIRECTORS AND OFFICERS
The Directors and executive officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Directors also serve in similar capacities for other funds advised by FMR. Unless otherwise noted, the business address of each Director and officer is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. Those Directors who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with either the Fund or FMR, are indicated by an asterisk (*).
ARTHUR S. LORING (47), President and Secretary, is Senior Vice President
(1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
Kenneth A. Rathgeber ( ), Treasurer (1995), is Treasurer of the Fidelity funds and an employee of FMR (1995). Before joining FMR, Mr. Rathgeber was aVice President of Goldman Sachs & Co. (1978-1995), where he served in various positions, including Vice President of Proprietary Accounting (1998-1992), Global Co-Controller (1992-1994), and Chief Operations Officer of Goldman Sachs (Asia) LLC (1994-1995).
JOHN H. COSTELLO (48), Assistant Treasurer, is an employee of FMR.
The following table sets forth information describing the compensation of each current Director of the Fund for his or her services as Director for the fiscal year ended December 31, 1995.
COMPENSATION TABLE

                                                                                  Total
                                          Pension or                              Compensation
                       Aggregate          Retirement                              from Fund and
                       Compensation       Benefits Accrued    Estimated Annual    the Fund
                       from               as Part of Fund     Benefits Upon       Complex Paid
Directors              the Fund(dagger)   Expenses *          Retirement*         to Directors*

Arthur S. Loring

Kenneth A. Rathgeber

John H. Costello


* Information is as of December 31, 1994 for 206 funds in the complex.
** Interested Directors of the Fund are compensated by FMR.
(dagger) Estimated.
Under a retirement program that became effective on November 1, 1989, Directors, upon reaching age 72, become eligible to participate in a defined benefit retirement program under which they receive payments during their lifetime from the Fund based on their basic Director fees and length of service.
MANAGEMENT CONTRACT
The Fund employs FMR to furnish investment advisory and other services. Under its management contract with the Fund, FMR acts as investment adviser and, subject to the supervision of the Board of Directors, directs the investments of the Fund in accordance with its investment objective, policies and limitations. FMR also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers of the Fund and all Directors who are "interested persons" of the Fund or of FMR, and all personnel of the Fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Directors, provide the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal and state laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Directors.
In addition to the management fee payable to FMR and the fees payable to FIIOC, the Fund pays all of its expenses, without limitation, that are not assumed by those parties. The Fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Directors. Although the Fund's current management contract provides that the Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the Fund has entered into a transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Directors with respect to litigation.
FMR is the Fund's manager pursuant to a management contract dated _______, 1995, which was approved by shareholders on ____________, 1995. The management fee paid to FMR is reduced by an amount equal to the fees and expenses of the non-interested Directors.
For the services of FMR under the contract, the Fund pays FMR a monthly management fee composed of a basic fee.
COMPUTING THE BASIC FEE. The Fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. Also shown below on the right is the effective annual group fee rate schedule which is the result of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual fee rate at $___ billion of group net assets
- the approximate level for ________, 1995 - was _____%, which is the weighted average of the respective fee rates for each level of group net assets up to that level.
    GROUP FEE RATE SCHEDULE EFFECTIVE ANNUAL FEE RATES
     Average Group   Annualized   Group Net        Effective Annual Fee
 Assets               Rate         Assets          Rate

0 - $  3 billion     .3700%        $ 0.5 billion   .3700%

3 -     6            .3400          25             .2664

6 -     9            .3100          50             .2188

9 -    12            .2800          75             .1986

12 -   15            .2500         100             .1869

15 -   18            .2200         125             .1793

18 -   21            .2000         150             .1736

21 -   24            .1900         175             .1690

24 -   30            .1800         200             .1652

30 -   36            .1750         225             .1618

36 -   42            .1700         250             .1587

42 -   48            .1650         275             .1560

48 -   66            .1600         300             .1536

66 -   84            .1550         325             .1514

84 -  120            .1500         350             .1494

120 -  156           .1450         375             .1476

156 -  192           .1400         400             .1459

192 -  228           .1350

228 -  264           .1300

264 -  300           .1275

300 -  336           .1250

336 -  372           .1225

        Over 372     .1200

The individual fund fee rate is 0.60%. Based on the average group net assets of the funds advised by FMR for __________, 1995, the annual basic fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee Rate         Management Fee
                                                        Rate

_____%           +     .60%                       =     _____%

One-twelfth of this annual basic fee rate is applied to the Fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
FMR may, from time to time, voluntarily reimburse all or a portion of the Fund's operation expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) above a specified percentage of average net assets. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the Fund's total returns and reimbursement by the Fund will lower its total returns.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 FIIOC is transfer, dividend disbursing, and shareholders' servicing agent for the Fund. Under the Fund's contract with FIIOC, the Fund pays a per account fee of $___ and a monetary transaction fee of $___ or $___ depending on the nature of services provided. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the Fund. Under the contract, FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
 The Fund has a contract with FSC which provides that FSC will perform the calculations necessary to determine the Fund's net asset per share and dividends, maintains the Fund's accounting records, and administers the Fund's securities lending program. The fee rates are based on the Fund's average net assets, specifically, _______. The fee is limited to a minimum of $_______ and a maximum of $750,000 per year.
 The Fund has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for Shares of the Fund. Promotional and administrative expenses in connection with the offer and sale of Shares are paid by FMR.
DESCRIPTION OF THE FUND
COMMON STOCK. The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($.001 par value). The Common Stock, when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors. Prior to the offering, FMR will own 100% of the outstanding shares of Common stock of the Fund and, consequently, will be a controlling person of the Fund until the shares offered hereby are issued or sold.
The Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. The Fund has no present intention of offering additional shares of its Common Stocks.
Other offerings of its Common Stock, if made, will require approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares of Common Stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding Common Stock.
SPECIAL VOTING PROVISIONS. The Fund presently has provisions in its Articles of Incorporation, as amended, and By-Laws which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions, or to modify its structure.
Under these provisions, a director may be removed from office only for cause by vote of at least 75% of the shares of capital stock entitled to be voted on the matter. Also conversion of the Fund from a closed-end to an open-end investment company requires approval of 75% of the entire Board of Directors and the affirmative vote of holders of at least 75% of the Common Stock outstanding unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding Common Stock. A "Continuing Director" is any member of the Board of Directors of the Fund who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and who has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since April 1, 1994, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.
Additionally, the affirmative vote of 75% of the entire Board of Directors and the holders of at least (i) 75% of the Common Stock and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the Common Stock other than Common Stock held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:
(i) merger, consolidation or statutory share exchange of the Fund with or into any other person;
(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;
(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");
(iv) the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Articles of Incorporation, as amended, to terminate the Fund's existence; or
(v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under federal or Maryland law.
However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required.
Reference is made to the Articles of Incorporation as amended, and By-Laws of the Fund, on file with the Commission, for the full text of these provisions.
 CUSTODIAN. Bank of New York, 48 Wall Street, New York, New York 10286, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. Morgan Guaranty Trust Company of New York and Chemical Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with pooled repurchase agreement transactions.
 FMR, its officers and directors, its affiliated companies, and the Fund's Directors may from time to time have transactions with various banks, including banks serving as custodians for certain Funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.
 AUDITOR. _________________________ serves as the Fund's independent accountant. The auditor examines financial statements for the Fund and provides other audit, tax, and related services.
   QUESTIONS AND ANSWERS
The Fund anticipates the following questions to be asked by potential investors about the Fund during the offering period and, accordingly, supplies the following answers in response.
Q: INDICATE WHEN YOUR FIRM BEGAN MANAGING MORTGAGE ACCOUNTS (WHOLE LOANS AND/OR COMMERCIAL MORTGAGE-BACKED SECURITIES) FOR U.S. TAX-EXEMPT INVESTORS AND NON TAX-EXEMPT INVESTORS. ALSO DESCRIBE TO WHAT EXTENT, IF ANY, YOUR FIRM HAS INVESTED IN WHOLE LOANS AND/OR COMMERCIAL MORTGAGE-BACKED SECURITIES FOR ITS OWN ACCOUNT.
A: Fidelity Management & Research Company (FMR), on behalf of mutual funds it advises, began investing in commercial mortgage-backed securities (CMBS) for non tax-exempt investors in June of 1994 and began investing in CMBS for U.S. tax-exempt investors in January of 1995. In addition to its CMBS portfolios, on behalf of mutual funds it advises, FMR has been investing in Mortgage-Backed Securities (MBS) for over 20 years. The Fidelity Investments complex of mutual funds and its affiliated companies do not offer a whole loan investment product for tax-exempt or non tax-exempt investors. FMR does not invest in CMBS or whole loans for its own account.
Q: PROVIDE BACKGROUND SUMMARIES HIGHLIGHTING COMMERCIAL MORTGAGE EXPERIENCE OF INVESTMENT AND PORTFOLIO MANAGEMENT PROFESSIONALS WHO WOULD BE INVOLVED WITH A COMMERCIAL MORTGAGE-BACKED SECURITIES INVESTMENT EFFORT.
A: Biographies of FMR's CMBS professionals follow.
FMR'S CMBS TEAM
 MARK P. SNYDERMAN
 Portfolio Manager
 CMBS
Mr. Snyderman is Portfolio Manager with responsibility for investing in CMBS.
Prior to joining FMR in 1994, Mr. Snyderman was with Aldrich, Eastman & Waltch from 1988 to 1994, where he was responsible for the management of an $800 million portfolio composed of commercial mortgage whole loans and commercial mortgage-backed securities. His last position was that of Director. Prior to Aldrich, Eastman & Waltch, Mr. Snyderman was a founder and employee of Commercial Mortgage Corporation, a commercial mortgage conduit company sponsored by First Boston and Bain & Co.
Mr. Snyderman earned an M.B.A. from Stanford University and an A.B from Dartmouth College. He is a Chartered Financial Analyst. He has completed research and published articles on commercial mortgage risk and mortgage investing.
 DAVID A. BAGNANI
 CMBS Analyst
Mr. Bagnani is a research analyst in the FMR Real Estate Group and is responsible for real estate collateral and bond analysis of commercial mortgage-backed securities. Mr. Bagnani's nine years of real estate experience include the financial management of commercial properties, due diligence for acquisitions and sales, property management, and real estate consulting. Before joining FMR in 1994, Mr. Bagnani was a senior real estate consultant with Coopers & Lybrand from 1989 to 1994, where he coordinated the real estate valuation analysis on several securitizations. In addition, he assisted lenders in the management and disposition of non-performing and Real Estate Owned (REO) assets.
Mr. Bagnani earned an M.B.A. from Boston College and a B.S.C. from the University of Santa Clara.
 STEPHEN B. ROSEN
 CMBS Analyst
Mr. Rosen is a research analyst in the FMR Real Estate Group and is responsible for real estate collateral and bond analysis of commercial mortgage-backed securities. Prior to joining FMR in 1995, Mr. Rosen was an Investment Officer and Assistant Vice President with Heller Financial from 1990 to 1995. At Heller, he was responsible for identifying, structuring and underwriting commercial real estate investments in the mid-Atlantic and Northeast markets. His role was to manage the investment process from sourcing and negotiating transactions to presenting them to Heller Financial's investment committees. Mr. Rosen originated debt and gap-equity financings including immediate fundings, forward commitments, and taxable and tax-exempt credit enhancements.
Mr. Rosen earned an M.B.A. in Finance from Columbia University and a B.S. in Systems Engineering from the University of Pennsylvania.
 DEBORAH L. SADOWSKI
 CMBS Research Associate
Ms. Sadowski is a research associate in the FMR Real Estate Group and is responsible for collateral analysis and security tracking of commercial mortgage-backed securities. Ms. Sadowski joined FMR in 1995.
Ms. Sadowski earned a B.S. from Tufts University in 1995.
Q: ARE YOU CURRENTLY A REGISTERED INVESTMENT ADVISOR? ARE YOU CURRENTLY A FIDUCIARY FOR ANY PENSION PLANS? ARE YOU CURRENTLY A QPAM?
A: FMR is a registered investment adviser. FMR manages registered investment companies, as well as mutual funds organized in foreign jurisdictions. FMR's affiliate, Fidelity Management Trust Company (FMTC) is a pension plan fiduciary and a QPAM.
Q: PROVIDE (QUANTIFY) TOTAL ASSETS UNDER MANAGEMENT SINCE 1990. ALSO DESCRIBE ANY SIGNIFICANT INCREASES AND/OR DECREASES, AND HIRINGS AND/OR TERMINATIONS.
A:

   (IN $ MILLIONS)          1990          1991          1992          1993          1994          19951








   TOTAL NET VALUE OF ASSETS     110,000    144,000           172,000           237,000           275,000           335,000
   MANAGEMENT (ALL PRODUCTS)2





   TOTAL MARKET VALUE OF             --          --          --          --          $600          $900
   COMMERCIAL MORTGAGES
   (WHOLE LOANS & CMBS)
   UNDER MANAGEMENT



   TOTAL MARKET VALUE OF             --          --          --          --          $400          $600
   INVESTMENT GRADE CMBS
   UNDER MANAGEMENT



   TOTAL MARKET VALUE OF             --          --          --          --          $140          $300
   SUB-INVESTMENT GRADE
   CMBS UNDER MANAGEMENT



   TOTAL VOLUME CMBS TRADED          --          --          --          --          $700          $800


   1 As of 9/30/95.
2 Total assets managed by FMR as of December 31 were greater than or equal to the amounts shown.
Q: LIST YOUR FIRM'S MAJOR TAX-EXEMPT PENSION ACCOUNTS, FOR ALL PUBLIC AND ERISA CLIENTS CURRENTLY INVESTED IN WHOLE LOANS AND COMMERCIAL
MORTGAGE-BACKED SECURITIES. IF CONFIDENTIALITY REQUIREMENTS PRECLUDE REVEALING CLIENT NAMES, PROVIDE A GENERIC DESCRIPTION.

   A:



   INVESTOR          INCEPTION DATE          $ INVESTED IN WHOLE LOANS          $ INVESTED IN CMBS



   GTE3                 12/15/94                               N/A                    $65 million4


   3 A separate account managed by FMTC on behalf of GTE designed to invest in public and private market real estate. A component of this account is an FMR-managed mutual fund formed to invest primarily in non-investment grade CMBS.
4 As of 9/30/95.
Q: DESCRIBE YOUR FIRM'S DISTINGUISHING AREA(S) OF EXPERTISE WITH RESPECT TO WHOLE LOANS AND CMBS AND HOW THAT EXPERTISE BENEFITS YOUR CLIENTS.
A: FMR's Real Estate Group represents a collection of experienced investment professionals and reflects the commitment of resources by FMR to real estate investment management. The Real Estate Group consists of 15 investment professionals, with both public and private market expertise, including 4 investment professionals specializing in CMBS.
FMR has dedicated significant resources to capitalize on the investment opportunities available in the non-investment grade CMBS market. Within FMR's Real Estate Group is a specialized investment team with CMBS expertise, consisting of a Portfolio Manager, Mark Snyderman, two dedicated CMBS analysts, David Bagnani and Stephen Rosen, and a CMBS research associate Deborah Sadowski. In addition to their own CMBS-specific research, these four investment professionals rely upon the broader market research generated by other members of the Real Estate Group.
While the CMBS market is still developing, FMR has already pursued an active investment program across the credit quality spectrum. Additional information on FMR's investment process and the dedication of resources to the CMBS discipline is provided in the next answer.
Q: DESCRIBE YOUR COMMERCIAL MORTGAGE INVESTMENT PROCESS. WHICH PROFESSIONALS PARTICIPATE? WHAT INTERNAL RESOURCES ARE USED? WHAT EXTERNAL RESOURCES ARE REQUIRED? HOW ARE BUY/SELL DECISIONS IMPLEMENTED?
A: FMR's investment approach to non-investment grade CMBS follows the same fundamental, bottom-up approach as is applied by FMR to high yield corporate bond research, except the analysis focuses on real estate cash flow and operations and loan fundamentals rather than corporate management and earnings prospects. FMR's four CMBS investment professionals analyze the real estate markets, the properties and the ability of underlying mortgage loans to support the cash flows of the various tranches of the CMBS issue.
This collateral analysis is primarily done on a mark-the-leases-to-market basis. FMR believes that a borrower's ability to re-finance debt is influenced more by recent and future (often lower rate) leases than historical leases. FMR gathers this information primarily by site visits and market analyses performed by FMR staff and a group of external contractors.
After determining the ability of properties to support debt service under different scenarios, the analysis focuses on cash flow timing issues, which can affect the life and credit-worthiness of the issue. This analysis integrates specific details such as mortgage loan pre-payment terms, borrower incentives, amortization and loan transferability. Finally, prior to making the final investment decision, the team examines pricing comparisons with other CMBS issues as well as with corporate bonds to determine whether risk-adjusted yields are deemed reasonable in light of liquidity and other current market trends.
Once a security has been purchased, the analysts and portfolio manager review property market changes and security performance on an ongoing basis. For example, if FMR's projections change to show certain real estate markets will perform better than previously expected, FMR might shift the weight of assets under management toward the more attractive markets and away from those less attractive. Once the risk/return ratio has shifted and the premium over corporate bonds reaches a level of unattractiveness, the manager may sell the particular security and buy others with better risk/return characteristics.
These buy and sell decisions are implemented through two dedicated mortgage securities traders. The capital markets expertise of these traders is an important resource to FMR's CMBS investment team because it allows the portfolio manager and analysts to focus exclusively on CMBS research and portfolio management while receiving timely and comprehensive market information.
Another important resource to the CMBS team are the other eleven professionals of FMR's Real Estate Group, who focus on private-market real estate investments (E.G., non-publicly traded real estate-related securities and real estate ownership interests) and real estate research. The Real Estate Group's Director of Real Estate Research oversees a research system which directly benefits the CMBS effort.
One component of this system conducts econometric analyses on the eighty largest metropolitan areas in the U.S. and focuses on the supply and demand characteristics for the space markets in each of these areas. Another component consists of a field network of appraisers in the top eighty metropolitan areas who are able to inspect property sites on short notice. This is especially important when CMBS issues are backed by many properties in different markets. FMR's Director of Asset Management also assists in making on-site property assessments as well as evaluating property site inspection reports from the field network. The remaining investment professionals of the Real Estate Group are an important source of fundamental real estate information.
Q: DESCRIBE YOUR ABILITY TO ACCESS THE WHOLE LOAN AND CMBS MARKETS. ALSO DESCRIBE YOUR STRATEGY FOR PRICING INVESTMENTS IN THESE AREAS.
A: FMR believes it has significant access to the CMBS market. FMR-advised entities are important prospective investors for issuers of CMBS because FMR purchases across the spectrum of credit quality.
FMR's CMBS discipline analyzes CMBS pricing by comparing relative values to other bonds. FMR's size can be effective in connection with pricing these investments. While FMR generally prefers not to buy the entire portion of any tranche, which can serve to reduce liquidity, FMR, from time-to-time, manages the size of an order to maximize the attractiveness of the offering price.
Q: THOROUGHLY DESCRIBE ANY MODEL(S) YOUR FIRM HAS DEVELOPED FOR USE IN THE ACQUISITION OF COMMERCIAL MORTGAGES. INDICATE WHO DEVELOPED THE MODEL, WHO OWNS THE MODEL, WHO MAINTAINS THE MODEL AND HOW THE MODEL IS USED IN YOUR INVESTMENT PROCESS.
A: FMR's CMBS professionals primarily utilize the following models to complement their fundamental research in conducting analysis on different CMBS issues. While these models do not make investment decisions or execute trades, they complement the experience, research and judgment of the investment professionals to provide a necessary composite of information with which to invest successfully in the CMBS market.
The most important CMBS model to FMR is FMR's Credit Roll-up Model. It was developed by FMR employees, including Mr. Snyderman. This model combines site-visit information (such as market rents, market occupancy, property competitiveness, location quality, etc.) with loan data to determine FMR's view of the marked-to-market loan-to-value ratio and cash flow coverage. The Model uses loan-to-value and debt-service coverage to analyze future collateral credit losses. Finally, the Model extrapolates its analysis to the entire collateral pool. This projected collateral loss output is important to FMR's analysis of the credit-worthiness of a particular tranche of CMBS.
FMR also uses various commercially available property lease roll-up models from time to time. FMR believes that these models are most appropriate for transactions with few, but complicated assets. FMR also occasionally uses a third-party proprietary lease roll-up model to test sensitivity analyses on multiple loans, simultaneously.
Q: ASSEMBLE A HYPOTHETICAL $100 MILLION CMBS PORTFOLIO. WHAT ASSETS DO YOU ANTICIPATE WILL BRING GREATEST VALUE AND WHY? HOW LONG WOULD IT TAKE TO BECOME INVESTED IN THIS PORTFOLIO?
A: Under current market conditions, a hypothetical $100 million CMBS portfolio would be invested primarily in CMBS issues rated below BBB as a result of FMR's perception of the substantial yield premiums relative to comparably rated corporate bonds. FMR believes these issues offer the potential for price appreciation as comfort with credit quality increases. Today, FMR would allocate approximately $50-$75 million to BB issues because FMR, at present, sees the greatest relative value in this tranche for the following reasons: (i) the yield difference between BBB and BB is now roughly 300 basis points, the largest in the entire CMBS credit quality spectrum; (ii) the 200 basis point gap between BB CMBS and BB corporate bonds also is now the largest; and (iii) BB issues generally provide the greatest liquidity within the non-investment grade sector.
FMR would allocate approximately $20-$30 million to B issues. These investments are more likely to be single-borrower securities and RTC issued CMBS. Lastly, FMR probably would invest roughly $15-$20 million in illiquid investments, including unrated pieces, first loss pieces, distressed loans and other special situations.
The portfolio, which would consist of approximately 20-30 positions and would reflect U.S. property markets with respect to geographic and property type composition, likely would take roughly nine months to become invested. The hypothetical portfolio described above is based on FMR's present perception of the market for CMBS. Based on new information and/or analysis, FMR's hypothetical $100 million portfolio could change at any time. Because of the foregoing, a potential investor should not assume that the portfolio mix of Fidelity Real Estate High Income Fund III, Inc. will necessarily coincide with the hypothetical portfolio described above. See "Investment Policies and Limitations" in the Statement of Additional Information of Fidelity Real Estate High Income Fund III, Inc. for a description of that Fund's investment policies and limitations.
Q: DESCRIBE THE IDEAL CMBS INVESTMENT MANDATE FOR YOUR FIRM UNDER A FULLY DISCRETIONARY ARRANGEMENT, INCLUDING PROPOSED INVESTMENT STRUCTURE, SUGGESTED INVESTMENT GUIDELINES AND BENCHMARKS.
A: As a result of certain regulations pertaining to ERISA qualified plans investing in non-investment grade CMBS, FMR has developed a closed-end investment company to facilitate qualified-plan CMBS investing. The Fund is Fidelity Real Estate High Income Fund III, Inc. (REHI III). FMR chose a closed-end format (rather than open-end) to ease liquidity requirements and capitalize on opportunities in unrated and other illiquid securities.
REHI III has a four-year term and will distribute current income monthly to shareholders and net capital gains at least once annually. Certain key investment guidelines currently anticipated for this fund under current market condition include: no more than 10% of total assets invested in one issuer (except during the first nine months); no more than 50% of total assets exposure to a single property type; no more than 20% of total assets exposure to a single metropolitan area; no more than 10% of total assets invested in interest-only pieces; no more than 10% of total assets invested in principal-only pieces; no more than 15% of total assets invested in zero coupon instruments; and no more than 15% of total assets invested in equity securities. These guidelines are non-fundamental guidelines and may be changed by FMR at any time without prior notice. These guidelines are based on FMR's present perception of the market for CMBS. Based on new information and/or analysis and subject to "Investment Policies and Limitations" in the Statement of Additional Information of Fidelity Real Estate High Income Fund III, Inc., FMR's allocation of REHI III's portfolio can change at any time. Because of the foregoing, a potential investor in REHI III should not assume that the portfolio guidelines of REHI III will necessarily coincide with the guidelines described above. See "Investment Policies and Limitations" in the Statement of Additional Information of Fidelity Real Estate High Income Fund III, Inc. for a description of that Fund's investment policies and limitations.
The benchmark proposed for REHI III is the Lehman Brothers Baa Corporate Bond Index plus 275 basis points. Investment grade indices generally are less volatile than high yield indices because the latter are affected by significant cash flows into and out of high yield mutual funds. This benchmark is not for advisory-fee calculation purposes.
Q: DESCRIBE YOUR PROCEDURES FOR MONITORING, EVALUATING AND REPORTING PERFORMANCE. WHAT BENCHMARKS ARE CURRENTLY IN USE FOR YOUR WHOLE LOANS? FOR CMBS?
A: Once the decision is made to purchase securities, the analysts and portfolio manager review property market changes and security performance on an ongoing basis. This includes monitoring remittance reports monthly and conducting research updates on each security at least semi-annually. Shareholders in REHI III generally will receive net asset value and dividend information monthly from the fund's transfer agent. Additionally, REHI III normally will report more detailed information on fund performance, key holdings and investment strategy on a quarterly basis. There is no benchmark currently in use for non-investment grade CMBS. The existing Fidelity mutual fund designed to invest primarily in non-investment grade CMBS is a component of a separate account which invests in both public and private market real estate.
Q: PROVIDE AN INDICATIVE FEE SCHEDULE FOR WHOLE LOANS, INVESTMENT-GRADE CMBS, AND BELOW-INVESTMENT GRADE CMBS.
A: The management fee for REHI III is described in the section entitled "Management Contract" of REHI III's Statement of Additional
Information.

APPENDIX A
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the expected principal payments during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:
AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment of or maintenance of other terms of the contract over any long period of time may be small. CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds rated C are the lowest rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned on actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

FINANCIAL STATEMENTS
























       [INSERT TO FOLLOW]

FIDELITY REAL ESTATE HIGH INCOME FUND III, INC.
PART C - OTHER INFORMATION
ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS
 1. Financial Statements
  Financial Statements included in PART A (Prospectus) of this Registration
Statement:
   None.
  Financial Statements included in PART B (SAI) of this Registration
Statement:
  (a) [Balance sheet of the Registrant.]
  (b) [Report of ___________________.]
2. Exhibits
     (a) Articles of Incorporation of Fidelity Real Estate High Income Fund III, Inc. dated as of
      August 25, 1995.
  (b) By-Laws, as amended, of the Registrant dated August 25, 1995.
  (c) Not applicable.
  (d) Not applicable.
  (e) Not applicable.
  (f) Not applicable.
     (g) Form of Management Contract between Fidelity Real Estate High Income Fund III, Inc.
       and Fidelity Management & Research Company to be filed by subsequent amendment.
     (h) Form of Distribution Agreement between Fidelity Real Estate High Income Fund III, Inc.
       and Fidelity Distributors Corporation to be filed by subsequent amendment.

  (i) Not applicable.
     (j) Custodian Contract dated as of ______________ between Fidelity Real Estate High Income
       Fund III, Inc. and Bank of New York to be filed by subsequent amendment.
     (k) Transfer Agency and Service Agreement dated as of _____________ between Fidelity
       Real Estate High Income Fund III, Inc. and Fidelity Investments Institutional Operations
       Company to be filed by subsequent amendment.
  (l)(1) Opinion and consent of Kirkpatrick & Lockhart to be filed by subsequent amendment.

  (m) Not applicable.
  (n) Opinion and consent of Piper & Marbury to be filed by subsequent amendment.
  (o) Not applicable.
  (p) Not applicable.
  (q) Not applicable.
  (r) [Not applicable.]
ITEM 25:  MARKETING ARRANGEMENTS
  Not Applicable.
ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
 Registration fees  $________
 Printing expenses  ________
 Legal fees and expenses  ________
 Accounting fees and expenses  ________
 Miscellaneous expenses  ________
  Total    $________
ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
 [INSERT TO FOLLOW]
ITEM 28:  NUMBER OF HOLDERS OF SECURITIES
 At _________, 1995 the numbers of recordholders of Shares of the Registrant were as follows:
    NUMBER OF
         TITLE OF CLASS  RECORD HOLDERS
 Common Stock, $.001 par value per share
ITEM 29:  INDEMNIFICATION
  [INSERT TO FOLLOW]
ITEM 30:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
  (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY

  FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d   Chairman of the Executive Committee of FMR; President
                       and Chief Executive Officer of FMR Corp.; Chairman of
                       the Board and a Director of FMR, FMR Corp., FMR Texas
                       Inc., Fidelity Management & Research (U.K.) Inc., and
                       Fidelity Management & Research (Far East) Inc.; President
                       and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FMR; Managing Director of FMR Corp.;
                       President and a Director of FMR Texas Inc., Fidelity
                       Management & Research (U.K.) Inc., and Fidelity
                       Management & Research (Far East) Inc.; Senior Vice
                       President and Trustee of funds advised by FMR.



Peter S. Lynch         Vice Chairman and Director of FMR.



Robert Beckwitt        Vice President of FMR and of funds advised by FMR.



David Breazzano        Vice President of FMR (1993) and of a fund advised by
                       FMR.



Stephan Campbell       Vice President of FMR (1993).



Dwight Churchill       Vice President of FMR (1993).



William Danoff         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Scott DeSano           Vice President of FMR (1993).



Penelope Dobkin        Vice President of FMR and of a fund advised by FMR.



Larry Domash           Vice President of FMR (1993).



George Domolky         Vice President of FMR (1993) and of a fund advised by
                       FMR.



Robert K. Duby         Vice President of FMR.



Margaret L. Eagle      Vice President of FMR and of a fund advised by FMR.



Kathryn L. Eklund      Vice President of FMR.



Richard B. Fentin      Senior Vice President of FMR (1993) and of a fund advised
                       by FMR.



Daniel R. Frank        Vice President of FMR and of funds advised by FMR.



Michael S. Gray        Vice President of FMR and of funds advised by FMR.



Lawrence Greenberg     Vice President of FMR (1993).



Barry A. Greenfield    Vice President of FMR and of a fund advised by FMR.



William J. Hayes       Senior Vice President of FMR; Equity Division Leader.



Robert Haber           Vice President of FMR and of funds advised by FMR.



Richard Haberman       Senior Vice President of FMR (1993).



Daniel Harmetz         Vice President of FMR and of a fund advised by FMR.



Ellen S. Heller        Vice President of FMR.




John Hickling   Vice President of FMR (1993) and of funds advised by
                FMR.




Robert F. Hill              Vice President of FMR; and Director of Technical
                            Research.



Stephen P. Jonas            Treasurer and Vice President of FMR (1993); Treasurer of
                            FMR Texas Inc. (1993), Fidelity Management & Research
                            (U.K.) Inc. (1993), and Fidelity Management & Research
                            (Far East) Inc. (1993).



David B. Jones              Vice President of FMR (1993).



Steven Kaye                 Vice President of FMR (1993) and of a fund advised by
                            FMR.



Frank Knox                  Vice President of FMR (1993).



Robert A. Lawrence          Senior Vice President of FMR (1993); and High Income
                            Division Leader.



Alan Leifer                 Vice President of FMR and of a fund advised by FMR.



Harris Leviton              Vice President of FMR (1993) and of a fund advised by
                            FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Malcolm W. MacNaught III    Vice President of FMR (1993).



Robert H. Morrison          Vice President of FMR and Director of Equity Trading.



David Murphy                Vice President of FMR and of funds advised by FMR.



Andrew Offit                Vice President of FMR (1993).



Judy Pagliuca               Vice President of FMR (1993).



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR and of funds advised by FMR.



Lee Sandwen                 Vice President of FMR (1993).



Patricia A. Satterthwaite   Vice President of FMR (1993) and of a fund advised by
                            FMR.



Thomas T. Soviero           Vice President of FMR (1993).



Robert E. Stansky           Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Gary L. Swayze              Vice President of FMR and of funds advised by FMR; and
                            Tax-Free Fixed-Income Group Leader.



Thomas Sweeney              Vice President of FMR (1993).



Donald Taylor               Vice President of FMR (1993) and of funds advised by
                            FMR.



Beth F. Terrana             Senior Vice President of FMR (1993) and of funds advised
                            by FMR.



Joel Tillinghast            Vice President of FMR (1993) and of a fund advised by
                            FMR.



Robert Tucket               Vice President of FMR (1993).



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR; and Growth Group Leader.



Jeffrey Vinik               Senior Vice President of FMR (1993) and of a fund advised
                            by FMR.



Guy E. Wickwire             Vice President of FMR and of a fund advised by FMR.



Arthur S. Loring            Senior Vice President (1993), Clerk and General Counsel of
                            FMR; Vice President, Legal of FMR Corp.; and Secretary
                            of funds advised by FMR.


ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS
  All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder are maintained at the offices of the custodian of the Registrant at __________________________, except that the corporate records of the Registrant (including its Articles of Incorporation and By-Laws) are maintained at the offices of the Registrant at ________________.
ITEM 32:  MANAGEMENT SERVICES
  Not applicable.
ITEM 33:  UNDERTAKINGS
 1. The Registrant undertakes to suspend the offering of its Shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, its net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
 2. Not applicable.
 3. Not applicable.
 4. The Registrant undertakes:
 a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
 (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77J(A)(3)];
 (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
 (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
 b. that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and
 c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
 5. The Registrant undertakes that:
 a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

 b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
 6. Not applicable.
SIGNATURES
 Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 17th day of November, 1995.
 FIDELITY REAL ESTATE HIGH INCOME
 FUND III, INC.
 By:  /s/ Arthur S. Loring
             Arthur S. Loring
             President
 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated.
 SIGNATURE  TITLE DATE
/s/Arthur S. Loring  President, Secretary (Principal              November
17, 1995
    Executive Officer) and Director
/s/Kenneth A. Rathgeber  Treasurer (Principal Financial and
November 17, 1995
    Accounting Officer) and Director
/s/John H. Costello  Assistant Treasurer and Director           November
17, 1995

1933 Act File No. 33-64113
1940 Act File No. 811-07419
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No. __
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. __
____________________
FIDELITY REAL ESTATE HIGH INCOME FUND III, INC.
(Exact Name of Registrant as Specified in Charter)
____________________
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